Exhibit 99.1

Deutsche Bank Leveraged Finance Conference October 2007

Conference Participants Chaitu Parikh Chief Financial Officer Joined MXenergy in 2002 VP and Controller at the New Power Company and CFO at Alliance Energy Services Over 10 years experience as financial officer of leading retail energy companies Jeff Mayer President & CEO Founded MXenergy in 1999 Managing Director at AIG Trading and Sempra Trading Headed Goldman Sachs Energy Futures Department from 1989 to 1992 Over 27 years experience in the energy business

Forward Looking Statements This presentation may contain forward-looking statements that are not based on historical fact, including without limitation, statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions and statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described from time to time in MxEnergy Holdings, Inc.’s filings with the Securities and Exchange Commission, including, without limitation, the risks described in our most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission. These factors should be considered carefully and you are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this presentation, and MxEnergy Holdings Inc. undertakes no duty to update this information.

MXenergy Overview

Company Overview As of June 30, 2007 MXenergy has grown to supply 631,000 residential customer equivalents (RCEs)(1) Employs 195 people with headquarters in Stamford, CT and offices in Houston, TX, Annapolis Junction, MD and Edison, NJ MXenergy is a leading independent supplier of retail natural gas and electric power to residential and commercial customers in deregulated markets in the United States and Canada We believe that we currently serve natural gas customers in more states and territories than any other North American residential marketer (28 market areas across 11 states plus British Columbia and Ontario, Canada) MXenergy has electricity customers in 13 market areas in Massachusetts, New York and Texas, and has recently been licensed to market electricity in Connecticut MXenergy was founded in 1999 to capitalize on the deregulation of electricity and gas customer businesses (1) Each RCE represents a natural gas customer with a standard consumption of 100 MMBtus per year or an electricity customer with a standard consumption of 10 MWhs per year

Recent Business Developments The existing MXenergy electricity business has doubled in the past year Organic growth in MA Electric to 18,000 RCEs Acquisition of Vantage Power Services- 12,000 RCEs in TX Entered CT power market in May 2007 Re-launch of Door-to-Door Channel Integration of SESCo 60% of accounts in Siebel/Loadstar Accounting to Houston, outsourced collections Customer Care Centers integrated Entegrate Risk Management software tracking- supply side

Role of a Retail Energy Marketer (1) Gas/Power Supply Gas/Power Suppliers Pipeline/ Transmission LDC Customers Pay Spot Pay Fee Contract Hedging Counterparty Fixed-Spot Gas/ Power Pay Variable/ Fixed Pay Variable/Fixed MXenergy locks in a target margin through disciplined risk management and hedging of forward gas supply (1) Residential customer billing handled by utilities in virtually all markets with the exception of Georgia & Texas. Large commercial and industrial customers are billed directly by MXenergy. Gas/ Power Gas/ Power = Target Margin

Energy Marketer Value Proposition In contrast to incumbent utilities in most states, retailers offer competitively priced fixed and variable contracts providing customer choice Fixed Price Contract Variable Priced Contract Commodity Pricing - Commodity price is fixed for a specific period of time - Typically inverse relationship between price and term (longer terms have lower price) - Similar to “fixed rate mortgage” - - Price is set by MXE based on market - Indexed to citygate price plus an adder - - - Customer Rationale - Ability to budget energy costs - Alternative provider to incumbent utility - Potential to save in rising energy price environment - Superior customer service relative to utility provider - - Unsure whether to lock in rates now - Want alternative to incumbent utility provider - Potential savings vs. current utility provider - Superior customer service relative to utility provider - - - Hedging requirement - YES - - NO

Industry Overview and Market Opportunity Historically, natural gas and electricity in North America were distributed solely by utilities State regulators have since implemented choice programs for residential customers 21 states and DC plus 5 Canadian provinces allow residential customers to choose their natural gas commodity suppliers As of 2003, 24 states and DC had implemented retail electric initiatives State regulators not only refining and evaluating, but in some cases expanding degree of deregulation (e.g. in OH) Utilities have supported choice programs which do not reduce profit and add additional revenue opportunities Growth opportunities for competitive retail marketers are considerable given the regulatory support for competition and potential to increase participation rates of eligible customers Industry overview Market opportunity Total Eligible: 35 million MXenergy has a 10% share of residential gas customers who have exercised retail choice Source: Energy Information Administration (“EIA”), as of December 31, 2006 Switched customers 4.2mm Non-switched customers 30.8mm

Customers & Markets Total: 631,000 RCEs RCEs in thousands as of June 30, 2007 91 2 18 39 6 14 50 123 39 23 5 208 2 NM 11 - Area of Additional Opportunity MXenergy has customers in 14 states and 2 Canadian provinces. MXenergy intends to further penetrate existing markets in addition to entering selected new areas of opportunity. MXenergy

Business Strategy Enforce disciplined, conservative risk management policies Focus on stable long-term profits Prohibit speculative trading or positions Maintain Prudent Risk Management Avoid costly brand-name advertising Outsource non-essential functions Recover customer acquisition costs in first year Sustain Low Cost Operating Structure Expand in current territories and adapt to market conditions Target only profitable markets – no loss leader strategy Pursue strategic acquisition targets Pursue Organic Growth & Opportunistic Acquisitions Offer Attractively Priced, Differentiated Product Offer variable contracts with unique structures Provide fixed price protection unavailable from most utilities Capitalize on industry deregulation

Business Strategy (cont’d) Pioneer earth friendly program Promote green cross-sell products Promote Environmentally Sensitive Offerings Maximize value of contractual rights to storage and transport assets Take advantage of ‘smart supply’ opportunities as portfolio grows Leverage Strategic Assets Maintain Ethical Customer Service Standards Third party verification and rigorous compliance Strict adherence to FTC/FCC and utility regulations Focus on “Customer Golden Rule” Attract and retain professional, experienced employees Foster a value-rich culture Empower Value-Driven Team

Commodity Supply/Risk 35 plus suppliers used for monthly purchases VPEM agreement terminated 6/30/07 Minimize price risk with financial hedges LCs/open credit support purchases Over 9 Bcf of storage capacity Ship natural gas on more than 12 pipeline systems Minimize fixed price risk with financial hedges through Soc-Gen Purchase electric power primarily from independent system operators Disciplined Risk Management Process No speculative trading Separation of functions Systems Risk Oversight Committee

Key Drivers Organic Growth Upfront acquisition marketing cost of ~$90 per RCE Residential and small commercial marketing costs recovered in under 1 year through contribution margin Forward Curve Fixed/Variable Products Diversified Markets Attrition stable at 23-26% High renewal percentages ~ 90% Customer margins constant throughout various gas price cycles and weather cycles Bad debt expense associated with customer base has also historically been low at approximately 1% of total sales

Financial Overview

Historical Financial Overview

	Fiscal Year Ended June 30,			
	2004	2005	2006	2007
Selected Statement of Income Data ($000s)				
Natural Gas Revenue	181,438	264,494	345,641	680,811
Electricity Revenue	4,221	12,702	16,920	23,115
Total Revenue	185,659	277,196	362,561	703,926
Natural Gas Gross Profit	28,586	57,590	49,266	114,940
Electricity Gross Profit	787	1,490	3,666	3,919
Total Gross Profit	29,373	59,080	52,932	118,859
Operating Expense (1)	(13,543)	(22,797)	(27,203)	(58,746)
Adjusted EBITDA (2)	15,830	36,283	25,729	60,113
Selected Cash Flow Data				
Capitalized Customer Acquisition Costs	3,151	3,843	6,149	7,610
PP&E Capital Expenditures	1,553	2,450	6,178	1,882

(1) Excludes non-cash charges for stock compensation and depreciation & amortization

(2) Adjusted EBITDA is a non-GAAP financial measure (i.e., it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, the non-GAAP financial measures used by MXenergy may not be comparable to similarly titled measures of other companies. For further information, definitions and reconciliations, see MXenergy's earnings release for the year ended June 30, 2007 filed as an exhibit to our Form 8-K filed with the Securities and Exchange Commission on September 28, 2007.

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mxenergy

Historical Operating Metrics Electricity Sale Volume (MWh) Natural Gas Sale Volume (MMBtu) Electricity Gross Profit per MWh ($) Natural Gas Gross Profit per MMBtu (1)(2) ($) Total No. of RCEs No. of RCEs (Electricity) No. of RCEs (Gas) 130 14 32,957 25,771 11.45 N/M 1.57 1.11 387,000 348,000 361,000 11,000 11,000 193 57,583 20.27 1.74 631,000 43,000 588,000 337,000 350,000 120 35,488 30.58 1.39 12,000 375,000 2006 Fiscal Year Ended June 30, 2007 2004 2005 (1) Excludes fee income (2) Results exclude certain non-operating and non-recurring items (see slide 18) Bad Debt (%) 1.64 1.85 0.67 0.94 Interest Coverage Ratio Leverage Ratio 2.25 3.00 Selected Ratios Data

EBITDA Reconciliation Fiscal Year Ended June 30, 2003 2004 2005 2006 2007 Breakdown of Adjustments ($000s) GAAP EBITDA 25,563 60,296 50,254 (55,079) 38,495 Unrealized (Gains) / Losses from Risk Management Activities (17,889) (46,360) (16,004) 79,897 17,079 One-Time Realized (Gain) on Unnecessary Hedge Position – – (5,700) – Non-Cash Stock Compensation 696 1,894 2,033 911 4,539 SESCo Acquisition Related Adjustments – – – – 2,200 Recurring Adjusted EBITDA 8,370 15,830 27,513 29,519 63,413 – Gains / (Losses on settled hedges related to inventory 3,070 (3,790) (1,100) – –

Capital Structure Revolving Credit Facility MxEnergy Inc. / MXEnergy Electric Inc. NR Hedge Facility MxEnergy Inc. / MxEnergy Electric Inc. NR High Yield Notes MxEnergy Holdings, Inc. CCC+ / Caa1 Denham Revolver MxEnergy Inc. / MxEnergy Electric Inc. NR Dec. 19, 2008 Aug. 1, 2009 Aug. 1, 2011 May 14, 2010 L + 1.750%, drawn 0.5%, undrawn 1.50%, on LCs(1) $1MM annual fee $0.10/MMBtu volumetric fee $0.02/MMBtu adder fee L + 7.5%(2) 9.0% $280MM N/A $190MM(3) $12MM Issue Issuer Ratings Maturity Financing Cost (1) Terms fluctuate on a quarterly basis - based on leverage ratio and pricing grid Subject to $80MM LIBOR based swap at 5.724%, expiring 8/1/2011 and $50MM LIBOR based swap at 5.681%, expiring 8/1/2008 In December 2006, the Company purchased $12 million principal amount of the notes. Size (1) (2) (3)

Historical Liquidity Requirements Net Working Capital ($MM) Total LCs Outstanding (1)(2) ($MM) Assumes $25MM of collateral for hedge facility posted via an LC Includes pro forma estimated LC needs for SESCo portion of business for period of Jul 2006 (both Supply and LDC credit needs) Average: 78.1 Average: 127.9 66.3 81.7 76.6 85.7 106.1 108.1 127.3 103.7 71.0 39.1 34.3 36.6 0 40 80 120 160 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 113.0 100.6 79.8 112.4 163.6 176.3 157.8 138.3 146.1 141.0 104.8 101.4 0 50 100 150 200 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 (1) (2)